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                                                                      EXHIBIT 24




                                POWER OF ATTORNEY

Each person whose signature appears below designates and appoints GERRY B. CAMERON, STEVEN P. ERWIN, DWIGHT V. BOARD, and SHERYL W. DAWSON; and each of them, true and lawful attorneys-in-fact and agents to sign the annual report on Form 10-K of U. S. Bancorp, an Oregon corporation, for the year ended December 31, 1996, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to perform every act and execute any instruments that they deem necessary or desirable in connection with said report, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of the 20th day of February, 1997.

Signature                              Title
---------                              -----


/s/ GERRY B. CAMERON
-----------------------------
Gerry B. Cameron                       Chairman, Chief Executive Officer,
                                       President and Director (Principal
                                       Executive Officer)

-----------------------------
Steven P. Erwin                        Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       and Principal Accounting Officer)
/s/ HARRY L. BETTIS
-----------------------------
Harry L. Bettis                        Director

-----------------------------
Carolyn Silva Chambers                 Director

/s/ FRANKLIN G. DRAKE
-----------------------------
Franklin G. Drake                      Director

/s/ROBERT L. DRYDEN
-----------------------------
Robert L. Dryden                       Director

/s/ JOHN B. FERY
-----------------------------
John B. Fery                           Director

/s/ JOSHUA GREEN III
-----------------------------
Joshua Green III                       Director


-----------------------------
Daniel R. Nelson                       Director

/s/ ALLEN T. NOBLE
-----------------------------
Allen T. Noble                         Director

/s/ PAUL A. REDMOND
-----------------------------
Paul A. Redmond                        Director

/s/ N. STEWART ROGERS
-----------------------------
N. Stewart Rogers                      Director

/s/ BENJAMIN R. WHITELEY
-----------------------------
Benjamin R. Whiteley                   Director